4. Cash and cash equivalents	12 Months Ended
Dec. 31, 2018
Cash and cash equivalents [abstract]
Cash and cash equivalents

These are financial assets measured at amortized cost through the effective interest rate method. The Company’s Management determines the classification of its financial assets upon initial recognition.

	2018	2017

Cash and banks	93,960	40,283
Unrestrictedly available financial investments:
CDBs/Repurchases	981,570	2,920,435

	1,075,530	2,960,718

Bank Deposit Certificates (“CDBs”) and Repurchases are nominative securities issued by banks and sold to the public as a means of raising funds. Such securities can be traded during the contracted period, at any time, without any significant loss of value, and are used to repay the short-term obligations of the Company.

The annual average return on the Company’s investments in CBDs and Repurchases is 100.27% (100.92% at December 31, 2017) of the Interbank Deposit Certificate (“CDI”) rate.